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                                                                     EXHIBIT 23





CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Neogen Corporation
Lansing, Michigan


We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Registration Statement (Form S-8) of our report dated July 17, 1997, relating to the consolidated financial statements of Neogen Corporation and subsidiaries, appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 1997.









                                                BDO SEIDMAN, LLP


Troy, Michigan
August 13, 1997